UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 26, 2011

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 26, 2011, Unitil Corporation’s (“Unitil” or “Registrant”) New Hampshire electric utility subsidiary, Unitil Energy Systems, Inc. received approval from the New Hampshire Public Utilities Commission (“NHPUC”) of a Settlement Agreement resolving all issues in its electric distribution base rate case filed in April, 2010. A copy of Unitil’s press release and the NHPUC’s Order approving the Settlement Agreement are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	April 27, 2011 press release regarding approval by the NHPUC of the Settlement Agreement.

99.2	NHPUC Order No. 25,214 – Order Approving Settlement Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin Senior Vice President, Chief Financial Officer and Treasurer

Date: April 27, 2011

EXHIBIT INDEX

Number	Exhibit

99.1	April 27, 2011 press release regarding approval by the NHPUC of the Settlement Agreement.

99.2	NHPUC Order No. 25,214 – Order Approving Settlement Agreement.